UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2015

Annual Report
to Shareholders

Deutsche Diversified Market Neutral Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

27 Statement of Assets and Liabilities

29 Statement of Operations

31 Statement of Changes in Net Assets

32 Financial Highlights

36 Notes to Financial Statements

50 Report of Independent Registered Public Accounting Firm

51 Information About Your Fund's Expenses

52 Tax Information

53 Advisory Agreement Board Considerations and Fee Evaluation

60 Board Members and Officers

65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. While market neutral funds may outperform the market during periods of severe downturn, they may also underperform the market during periods of market rallies. Investment strategies employed by the fund’s investment management teams are intended to be complementary, but may not be. The interplay of the various strategies may result in the fund holding a significant amount of certain types of securities and could increase the fund’s portfolio turnover rates which may result in higher transactional costs and/or capital gains or losses. Some money managers will have a greater degree of correlation with each other and with the market than others. The degree of correlation will vary as a result of market conditions and other factors. The fund may lend securities to approved institutions. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015 and disturbing market volatility in late summer, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming and, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The Federal Reserve Board is likely to start raising short-term interest rates in the coming months. However, the specific timing remains unclear. In any case, analysts expect the process to be gradual. Meanwhile, Europe’s slow but steady recovery remains on track, and central bank easing should continue to stimulate growth, albeit at the cost of increased volatility.

This view may seem overly optimistic in light of recent developments in China. Indeed, our Chief Investment Officer, Asoka Wohrmann, wrote in his September update: "The risks from China’s transformation should not be underestimated. The country has a one-sixth share of global trade, and its growth looks set to be more unpredictable in the future." Nevertheless, he adds "We are still optimistic about the global economy and about most stock exchanges…. Our scenario is based on the assumption that the upswings in Europe and the United States are sufficiently self-supporting not to be derailed by developments in China."

We encourage you to visit us at deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from Mr. Wohrmann and our economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Investment Strategy

The fund seeks to achieve its investment objective by employing a multi-manager approach whereby portions of the fund's assets are allocated to separate investment management teams, including subadvisors that employ different market-neutral investment strategies. Pursuant to the investment management teams' different investment strategies, the fund's investment portfolio primarily comprises exposure to long and short positions in securities and other investments from U.S., foreign and emerging markets. Portfolio management buys (takes long positions in) investments that it believes are undervalued and sells short securities and other investments (i.e., borrows the investment and then sells it) that it believes are overvalued.

For much of the 12 months ended August 31, 2015, the Advisor allocated the fund's assets across two subadvised sleeves managed by GAM International Management Limited ("GAM") and Henderson Alternative Investment Advisor Limited ("Henderson") and to a third sleeve managed by Deutsche Investment Management Americas Inc. ("DIMA"). Effective May 11, 2015, Henderson resigned as subadvisor, and the assets formerly overseen by Henderson were redistributed across the remaining two managers. Each of the fund's investment management teams will employ different market-neutral investment strategies when managing the assets of the fund allocated to it.

For the 12-month period ending August 31, 2015, the fund posted a –0.12% total return, compared with the 0.02% return of its benchmark, the Citigroup 3-Month T-Bill Index. The average fund in the Morningstar Market Neutral peer group returned –1.07% for the 12 months.

The strategy benefited over the 12 months from its low correlation to other asset classes. The increased volatility within the period allowed for greater performance dispersion among stocks, making it a better environment for stock selection. Price momentum factors drove gains from the strategy's exposure to declining oil prices, while earnings momentum factors benefited from a strong earnings season. High-quality stocks outperformed small-cap and low-quality stocks on the back of rising volatility and less procyclical market sentiment. Value metrics displayed weak performance.

Positive and Negative Contributors to Performance

As of August 31, 2015, the fund's equity exposure was in aggregate net long 6.32%. Approximately one-half of the fund's gross exposure (which includes both long and short positions) was to U.S. stocks, with most of the rest in Europe and a smaller portion in Asia. The fund's short positions outperformed the long positions, meaning that they declined more than the long positions rose.

"The fund employs a multi-manager approach under which assets are allocated among separate investment management teams."

 Sectors contributing to performance included information technology, utilities and health care, while consumer staples was the leading detractor. With respect to individual trades pairing a long position with a short position within the same industry sector, the leading contributors included Red Electrica Corp. SA (Spain) vs. RWE AG (Germany), as well as Engie (France) vs. Drax Group PLC (U.K.) within utilities. Other top pair trades included Dialog Semiconductor PLC (Germany) vs. STMicroelectronics NV (Switzerland) and Ingenico Group (France) vs. Gemalto NV (Netherlands) within information technology. Conversely, the largest detractors included Aryzta AG* (Switzerland) vs. Nestle SA (Switzerland) and SABMiller PLC (U.K.) vs. Danone SA (France) within consumer staples. Other detractors included Opera Software ASA* (Norway) vs. Dassault Systemes* (France) within information technology, and Iliad SA (France) vs. Orange SA within telecommunications services.

* Not held in the portfolio as of August 31, 2015.

Outlook and Positioning

The Advisor believes that conditions have been progressively improving with respect to implementation of a market-neutral-equity approach. While markets remain concerned over geopolitical and macroeconomic events, the focus has begun to shift toward the fundamental prospects of individual companies. As a result, there has been an increase in the dispersion of performance across individual equities, increasing the opportunity set for the fund's strategy.

Ten Largest Long Equity Holdings at August 31, 2015 (13.9% of Net Assets)
1. Freenet AG Provides Internet and telecommunication services in Germany	1.6%
2. Coca-Cola Enterprises, Inc. Markets, sells, manufactures and distributes non-alcoholic beverages	1.5%
3. Dialog Semiconductor PLC Designs and supplies complex analog and digital integrated circuits	1.5%
4. Recordati SpA Manufactures pharmaceuticals	1.5%
5. CVS Health Corp. Operator of a chain of drugstores	1.4%
6. BB Biotech AG Investment company	1.3%
7. ITV PLC Owner of media company	1.3%
8. TUI AG Offers tourism and logistic services	1.3%
9. Teleperformance Offers customer relationship management services	1.3%
10. Safran SA Manufactures electronic products for the military industry	1.2%

Ten Largest Short Equity Holdings at August 31, 2015 (12.4% of Net Assets)
1. Informa PLC Provides business information on a worldwide basis	1.4%
2. Essilor International SA Manufactures and sells plastic and glass ophthalmic lenses	1.3%
3. Straumann Holding AG Develops, produces and sells dental implants	1.3%
4. Constellation Brands, Inc. Produces and markets alcoholic beverages	1.3%
5. Nestle SA Multinational packaged food company	1.2%
6. Allscripts Healthcare Solutions, Inc. Develops and markets clinical software	1.2%
7. Electrolux AB Manufactures home appliances and appliances for professional use	1.2%
8. Illumina, Inc. Develops, manufactures and markets integrated system for the large-scale analysis of genetic variation and biological function	1.2%
9. Ares Capital Corp. Management investment company	1.2%
10. Bureau Veritas SA Provides a range of consulting services	1.1%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 65 for contact information.

Portfolio Management Team

Effective September 16, 2015, the fund's portfolio management team is as follows:

Deutsche Investment Management Americas Inc.

Mihir Meswani, Director, DIMA

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2014 with 21 years of industry experience in asset allocation and portfolio management of multi-asset class portfolios.

— Previously, he worked at Mount Yale Capital Group where he was a portfolio manager for the group’s alternative mutual funds. Prior to that, he was Chief Investment Strategist at Sandalwood Securities, where he was a member of the Investment Committee with direct responsibility for the portfolio management of Sandalwood’s fund of hedge funds and alternative mutual fund portfolio.

— Previously, he held a position as Director of Public Investments for the Robert Wood Johnson Foundation where he managed assets across equity and fixed income, hedge funds, credit and real assets. He also worked for Bank of America and JP Morgan in similar roles.

— BS in Finance and a BA in Economics, Rutgers University.

Owen Fitzpatrick, CFA, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1995.

— Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

— Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer's Hanover Trust Company.

— BA and MBA, Fordham University.

Pankaj Bhatnagar, PhD, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Subadvisor

GAM International Management Limited

Andy Kastner, CFA, Portfolio Manager at GAM International Management Limited.

Lead Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in July 2008.

— Lead manager of the Absolute Return European Equity strategy.

— Previously he worked as a fund manager at Credit Suisse for seven years. Prior to that, he was an analyst and portfolio manager at Bank Vontobel. He started his career at UBS in different functions in investment research and asset management.

— Master in Banking and Finance, University of Zurich; holder of the CAIA diploma.

Oliver Maslowski, Portfolio Manager at GAM International Management Limited.

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in January 2006.

— Portfolio manager for European equities.

— Previously he was an analyst at Julius Baer Private Banking Investment Research. Before joining Julius Baer he was an equity analyst for Bank Vontobel.

— Master in Business Administration, Ludwig Maximilian University of Munich; Certified International Investment Analyst (CIIA).

Guido Marveggio, Portfolio Manager at GAM International Management Limited.

Portfolio Manager of a sleeve of the fund Began managing the fund in 2014.

— Joined GAM in May 1997.

— Portfolio manager and specialized in European equities.

— He previously spent several years at Credit Suisse and the then Swiss Volksbank. He worked for several years at Wiremas, Zurich, and at the then Handelsbank Nat West (now Coutts & Co.).

— Completed a commercial apprenticeship.

Désirée Mueller, Portfolio Manager at GAM International Management Limited.

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in October 2011.

— She is a portfolio manager in the Equities Europe team.

— Prior to joining Swiss & Global she was a Junior Portfolio Manager for Credit Suisse. Previously, she worked in Credit Suisse Private Banking group.

— Master’s degree in Banking and Finance, University of St. Gallen.

Laurence Kubli, Portfolio Manager at GAM International Management Limited.

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in October 2007.

— Portfolio manager focused on fixed income securities.

— Between 2006 and 2007 she was a portfolio manager at Clariden Leu. Between 1999 and 2006 she worked for Man Group (previously RMF Investment Management and Swiss Life Hedge Fund Partners). She started her career in 1992 at Credit Suisse and worked in the fixed income unit of Merrill Lynch Capital Markets from 1996 until 1999.

— Master, University of St. Gallen.

Matthias Wildhaber, Portfolio Manager at GAM International Management Limited.

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in August 2000.

— Portfolio manager focused on fixed income securities.

— Previously, he spent several years at Julius Baer Investment Funds Services Ltd. His previous experience includes a wide range of activities in the areas of performance controlling and third-party fund analysis.

— Bachelor of Arts in Business Administration, University of Applied Sciences, Baden; Certified International Investment Analyst (CIIA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Citigroup 3-Month T-Bill Index is an unmanaged index representative of the 3-month Treasury market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Market Neutral category represents portfolios that seek income while maintaining low correlation to fluctuations in market conditions. Market neutral portfolios typically have net equity exposure between –20% and 20% and a beta between –0.3 and 0.3.

A long position is the purchase of a security with the expectation that its value will rise.

A short position is the sale of a borrowed security with the expectation that its value will fall.

Net exposure is the percentage difference between a fund's long and short exposure.

Performance Summary August 31, 2015 (Unaudited)

Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–0.12%	0.23%	0.36%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–5.86%	–0.95%	–0.31%
Citigroup 3-Month T-Bill Index†	0.02%	0.06%	0.88%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–0.88%	–0.52%	–0.41%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.88%	–0.52%	–0.41%
Citigroup 3-Month T-Bill Index†	0.02%	0.06%	0.88%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charges	0.00%	0.40%	0.53%
Citigroup 3-Month T-Bill Index†	0.02%	0.06%	0.88%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charges	0.23%	0.54%	0.65%
Citigroup 3-Month T-Bill Index†	0.02%	0.06%	0.88%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2014 are 3.70%, 4.44%, 3.60% and 3.33% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Diversified Market Neutral Fund — Class A ■ Citigroup 3-Month T-Bill Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 16, 2006. The performance shown for the index is for the time period of October 31, 2006 through August 31, 2015 which is based on the performance period of the life of the Fund.

† Citigroup 3-Month T-Bill Index is an unmanaged index representative of the 3-month Treasury market.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/15	$ 8.42	$ 7.89	$ 8.53	$ 8.62
8/31/14	$ 8.43	$ 7.96	$ 8.53	$ 8.60

 Investment Portfolio as of August 31, 2015

	Shares	Value ($)

Long Positions 150.6%
Common Stocks 80.1%
Consumer Discretionary 7.3%
Auto Components 1.3%
Autoliv, Inc. (SDR)	11,000	1,129,712
Valeo SA	3,000	377,408
		1,507,120
Hotels, Restaurants & Leisure 1.3%
TUI AG	80,000	1,436,353
Media 2.9%
Cablevision Systems Corp. (New York Group) "A" (a)	27,146	683,265
ITV PLC	380,000	1,458,941
Omnicom Group, Inc. (a)	15,839	1,060,896
		3,203,102
Specialty Retail 1.3%
Best Buy Co., Inc. (a)	11,014	404,654
Tiffany & Co. (a)	2,123	174,617
WH Smith PLC	40,000	919,207
		1,498,478
Textiles, Apparel & Luxury Goods 0.5%
adidas AG	8,000	597,825
Consumer Staples 12.8%
Beverages 3.4%
Coca-Cola Enterprises, Inc. (a) (b)	33,000	1,699,170
Dr. Pepper Snapple Group, Inc.	3,961	303,928
PepsiCo, Inc. (a) (b)	12,550	1,166,271
SABMiller PLC	15,000	702,509
		3,871,878
Food & Staples Retailing 4.9%
Costco Wholesale Corp.	2,025	283,601
CVS Health Corp. (a) (b)	15,500	1,587,200
Koninklijke Ahold NV	60,000	1,184,923
Kroger Co.	32,000	1,104,000
Walgreens Boots Alliance, Inc. (b)	15,000	1,298,250
		5,457,974
Food Products 1.8%
Marine Harvest ASA	50,000	606,282
Nestle SA (Registered)	19,000	1,393,674
		1,999,956
Household Products 0.8%
Svenska Cellulosa AB SCA "B"	30,000	856,993
Personal Products 0.8%
Herbalife Ltd.*	16,000	921,120
Tobacco 1.1%
Imperial Tobacco Group PLC	25,040	1,213,810
Energy 2.8%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	3,000	168,000
Oil States International, Inc.* (a)	11,500	326,255
Weatherford International PLC* (a)	41,350	419,703
		913,958
Oil, Gas & Consumable Fuels 2.0%
CONSOL Energy, Inc. (a)	32,354	492,751
Marathon Petroleum Corp. (a)	7,406	350,378
Oasis Petroleum, Inc.* (a)	78,250	873,270
SM Energy Co. (a)	13,200	484,440
		2,200,839
Financials 14.2%
Banks 3.3%
Barclays PLC	330,000	1,326,254
Credit Agricole SA	90,000	1,217,758
Talmer Bancorp., Inc. "A" (a)	56,150	912,438
Wells Fargo & Co. (a)	3,776	201,374
		3,657,824
Capital Markets 4.1%
Lazard Ltd. "A" (b)	23,000	1,143,790
Northern Trust Corp. (a)	14,725	1,028,394
NorthStar Asset Management Group, Inc.	63,650	1,069,320
T. Rowe Price Group, Inc. (a) (b)	16,300	1,171,644
Waddell & Reed Financial, Inc. "A" (a)	4,500	175,815
		4,588,963
Consumer Finance 1.4%
Green Dot Corp. "A"* (a)	30,000	530,700
Santander Consumer U.S.A. Holdings, Inc.* (a)	45,000	1,010,700
		1,541,400
Insurance 2.5%
Allstate Corp.	9,241	538,565
Arch Capital Group Ltd.* (a)	3,000	204,840
Everest Re Group Ltd.	3,250	571,383
Maiden Holdings Ltd. (a)	35,000	501,550
Prudential Financial, Inc.	3,762	303,593
The Travelers Companies, Inc. (a)	6,300	627,165
		2,747,096
Real Estate Investment Trusts 1.6%
CBL & Associates Properties, Inc. (REIT)	40,000	595,200
Franklin Street Properties Corp. (REIT) (a)	60,000	624,600
Washington Real Estate Investment Trust (REIT) (a)	25,000	615,000
		1,834,800
Real Estate Management & Development 0.6%
CBRE Group, Inc. "A"*	22,232	711,869
Thrifts & Mortgage Finance 0.7%
Radian Group, Inc. (a)	44,500	800,110
Health Care 12.2%
Biotechnology 2.3%
Alnylam Pharmaceuticals, Inc.* (a)	6,725	692,070
BioMarin Pharmaceutical, Inc.* (a)	3,000	387,720
Emergent BioSolutions, Inc.* (a) (b)	36,088	1,201,370
Medivation, Inc.*	2,800	246,568
		2,527,728
Health Care Equipment & Supplies 3.5%
Boston Scientific Corp.* (a) (b)	76,800	1,285,632
C.R. Bard, Inc.	3,000	581,370
Merit Medical Systems, Inc.* (a)	26,000	591,500
Sonova Holding AG (Registered)	8,000	1,041,949
Stryker Corp. (a)	4,500	443,925
		3,944,376
Health Care Providers & Services 1.0%
Fresenius SE & Co. KGaA	11,000	778,277
Genesis Healthcare, Inc.* (a)	53,000	384,780
		1,163,057
Pharmaceuticals 5.4%
Hikma Pharmaceuticals PLC	40,000	1,396,395
Medicines Co.* (a)	16,000	656,000
Novartis AG (Registered)	4,500	441,232
Recordati SpA	70,000	1,665,944
Roche Holding AG (ADR) (a)	15,444	527,490
Sanofi	10,000	990,058
Shire PLC	5,600	432,763
		6,109,882
Industrials 7.3%
Aerospace & Defense 1.9%
Safran SA	18,000	1,406,243
Triumph Group, Inc. (a)	15,000	740,850
		2,147,093
Airlines 0.7%
easyJet PLC	30,000	774,769
Commercial Services & Supplies 0.4%
Stericycle, Inc.* (a)	2,700	381,078
Industrial Conglomerates 0.7%
Danaher Corp. (a)	9,421	819,815
Machinery 0.9%
Cargotec Oyj "B"	12,300	390,300
Duerr AG	8,000	621,065
		1,011,365
Professional Services 1.8%
Teleperformance	20,000	1,408,694
Towers Watson & Co. "A"	2,686	318,909
Verisk Analytics, Inc.*	3,783	276,461
		2,004,064
Road & Rail 0.9%
CSX Corp. (a)	7,958	217,890
Norfolk Southern Corp.	3,415	266,063
Union Pacific Corp. (a)	6,624	567,942
		1,051,895
Information Technology 12.8%
Communications Equipment 1.7%
Alcatel-Lucent*	360,000	1,208,868
ARRIS Group, Inc.* (a)	25,000	660,500
		1,869,368
Electronic Equipment, Instruments & Components 1.1%
Corning, Inc.	4,900	84,329
Ingenico Group	9,000	1,117,848
		1,202,177
Internet Software & Services 2.2%
eBay, Inc.*	33,900	919,029
Liquidity Services, Inc.*	47,000	352,500
United Internet AG (Registered)	25,000	1,216,112
		2,487,641
IT Services 2.4%
Atos	11,000	839,121
PayPal Holdings, Inc.*	26,400	924,000
Wirecard AG	22,000	919,108
		2,682,229
Semiconductors & Semiconductor Equipment 4.5%
Cree, Inc.* (a)	9,500	258,590
Dialog Semiconductor PLC*	35,000	1,682,684
First Solar, Inc.* (a)	7,500	358,800
Lam Research Corp. (a) (b)	17,750	1,291,667
Teradyne, Inc.	10,350	186,714
Xilinx, Inc. (a) (b)	30,450	1,275,551
		5,054,006
Software 0.4%
Playtech PLC	35,500	467,121
Technology Hardware, Storage & Peripherals 0.5%
Apple, Inc.	5,350	603,266
Materials 3.3%
Chemicals 0.8%
K+S AG (Registered)	22,500	846,006
Construction Materials 1.0%
HeidelbergCement AG	15,000	1,134,338
Metals & Mining 1.2%
Steel Dynamics, Inc.	57,950	1,128,866
United States Steel Corp. (a)	10,000	163,800
		1,292,666
Paper & Forest Products 0.3%
Boise Cascade Co.*	11,500	373,175
Telecommunication Services 2.0%
Diversified Telecommunication Services 0.4%
Iliad SA	2,000	451,893
Wireless Telecommunication Services 1.6%
Freenet AG	55,000	1,751,806
Utilities 5.4%
Electric Utilities 4.4%
Enel SpA	300,000	1,354,441
Iberdrola SA	160,000	1,087,518
Red Electrica Corp. SA	15,000	1,201,459
WEC Energy Group, Inc. (a) (b)	28,758	1,370,335
		5,013,753
Multi-Utilities 1.0%
CMS Energy Corp. (a)	11,650	381,887
Engie	40,000	719,098
		1,100,985
Total Common Stocks (Cost $89,854,047)		89,827,020

Preferred Stock 0.9%
Consumer Staples
Household Products 0.9%
Henkel AG & Co. KGaA (Cost $1,144,843)	10,000	1,046,510

Closed-End Investment Company 1.3%
BB Biotech AG (Registered) (Cost $1,289,733)	5,000	1,470,028
	Principal Amount($)	Value ($)

Corporate Bond 4.5%
Financials
Bank Nederlandse Gemeenten NV, REG S, 0.591%***, 2/8/2016 (Cost $5,005,724)	5,000,000	5,005,350

Government & Agency Obligations 6.2%
Sovereign Bonds
Canada Government International Bond, 0.875%, 2/14/2017	2,000,000	2,004,944
Kingdom of Sweden, REG S, 0.375%, 12/22/2015	5,000,000	4,999,860
Total Government & Agency Obligations (Cost $7,003,376)		7,004,804

Short-Term U.S. Treasury Obligations 31.2%
U.S. Treasury Bills:
0.077%**, 1/7/2016 (b)	7,000,000	6,997,235
0.01%**, 11/12/2015	3,000,000	2,999,940
0.008%**, 10/8/2015 (b)	3,000,000	3,000,042
0.218%**, 2/4/2016 (b)	3,000,000	2,997,960
0.091%**, 9/17/2015 (b)	5,000,000	5,000,005
0.08%**, 9/10/2015 (b)	5,000,000	4,999,995
0.032%**, 10/15/2015 (b)	9,000,000	8,999,901
Total Short-Term U.S. Treasury Obligations (Cost $34,994,517)		34,995,078
	Shares	Value ($)

Securities Lending Collateral 17.5%
Daily Assets Fund Institutional, 0.16% (c) (d) (Cost $19,682,368)	19,682,368	19,682,368

Cash Equivalents 8.9%
Central Cash Management Fund, 0.11% (c) (Cost $9,935,474)	9,935,474	9,935,474
	% of Net Assets	Value ($)

Total Long Positions (Cost $168,910,082)†	150.6	168,966,632
Other Assets and Liabilities, Net	25.2	28,275,472
Securities Sold Short	(75.8)	(85,015,773)
Net Assets	100.0	112,226,331

† The cost for federal income tax purposes was $169,503,388. At August 31, 2015, net unrealized depreciation for all securities based on tax cost was $536,756. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,804,257 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,341,013.

	Shares	Value ($)

Common Stocks Sold Short 75.7%
Consumer Discretionary 7.3%
Hotels, Restaurants & Leisure 1.6%
Accor SA	26,239	1,246,625
Jamba, Inc.	38,150	527,233
		1,773,858
Household Durables 1.1%
Electrolux AB "B"	46,000	1,300,612
Internet & Catalog Retail 0.5%
Ocado Group PLC	100,000	526,027
Media 4.1%
Axel Springer SE	14,000	844,345
Informa PLC	180,000	1,599,256
Liberty Media Corp. "A"	15,800	588,550
UBM PLC	80,000	605,623
Walt Disney Co.	9,864	1,004,944
		4,642,718
Consumer Staples 13.5%
Beverages 1.5%
Coca-Cola Co.	5,450	214,294
Constellation Brands, Inc. "A"	11,300	1,446,400
		1,660,694
Food & Staples Retailing 5.3%
Carrefour SA	25,584	831,650
Jeronimo Martins SGPS SA	50,000	694,374
Metro AG	30,000	872,936
Sprouts Farmers Market, Inc.	41,300	841,281
Sysco Corp.	26,900	1,072,503
Wal-Mart Stores, Inc.	13,327	862,657
Whole Foods Market, Inc.	25,000	819,000
		5,994,401
Food Products 2.6%
Danone SA	12,314	765,328
Diamond Foods, Inc.	25,000	754,250
Nestle SA (Registered)	19,000	1,393,674
		2,913,252
Household Products 1.1%
Church & Dwight Co., Inc.	10,500	905,940
Procter & Gamble Co.	4,250	300,347
		1,206,287
Personal Products 2.0%
Beiersdorf AG	15,000	1,242,264
Unilever PLC	25,000	1,006,825
		2,249,089
Tobacco 1.0%
Altria Group, Inc.	21,709	1,163,168
Energy 3.5%
Energy Equipment & Services 1.4%
Dril-Quip, Inc.	10,242	706,083
Frank's International NV	48,434	789,959
		1,496,042
Oil, Gas & Consumable Fuels 2.1%
Koninklijke Vopak NV	26,000	1,072,966
Memorial Resource Development Corp.	3,710	72,011
World Fuel Services Corp.	21,175	818,414
WPX Energy, Inc.	57,722	421,948
		2,385,339
Financials 14.2%
Banks 3.3%
Banco Bilbao Vizcaya Argentaria SA	130,000	1,206,198
BNP Paribas SA	17,000	1,074,210
JPMorgan Chase & Co.	3,338	213,966
PNC Financial Services Group, Inc.	13,100	1,193,672
		3,688,046
Capital Markets 6.2%
American Capital Ltd.	62,841	874,118
Ares Capital Corp.	81,607	1,286,943
Federated Investors, Inc. "B"	37,000	1,147,000
Invesco Ltd.	21,176	722,313
Legg Mason, Inc.	8,058	357,211
LPL Financial Holdings, Inc.	25,000	1,005,500
SEI Investments Co.	14,000	708,120
TD Ameritrade Holding Corp.	25,073	838,943
		6,940,148
Diversified Financial Services 0.8%
CBOE Holdings, Inc.	14,000	885,640
Insurance 1.6%
CNO Financial Group, Inc.	31,550	564,429
Genworth Financial, Inc. "A"	23,420	121,316
Hartford Financial Services Group, Inc.	4,946	227,269
Loews Corp.	26,500	965,925
		1,878,939
Real Estate Investment Trusts 2.3%
American Residential Properties, Inc. (REIT)	51,100	866,145
PennyMac Mortgage Investment Trust (REIT)	17,000	256,190
Physicians Realty Trust (REIT)	59,000	855,500
Redwood Trust, Inc. (REIT)	27,300	398,307
Select Income REIT (REIT)	9,500	176,225
		2,552,367
Health Care 12.3%
Biotechnology 1.5%
Amgen, Inc.	6,145	932,688
United Therapeutics Corp.	5,125	771,928
		1,704,616
Health Care Equipment & Supplies 4.8%
Coloplast AS "B"	7,000	478,414
Essilor International SA	12,600	1,508,372
GN Store Nord AS	44,000	789,150
Hologic, Inc.	11,542	447,945
Straumann Holding AG (Registered)	5,000	1,500,476
The Cooper Companies, Inc.	3,950	641,559
		5,365,916
Health Care Providers & Services 0.5%
Fresenius Medical Care AG & Co. KgaA	8,000	611,859
Health Care Technology 2.2%
Allscripts Healthcare Solutions, Inc.	97,879	1,347,794
athenahealth, Inc.	8,000	1,063,760
		2,411,554
Life Sciences Tools & Services 1.2%
Illumina, Inc.	6,540	1,292,369
Pharmaceuticals 2.1%
AstraZeneca PLC	7,100	449,115
GlaxoSmithKline PLC	53,000	1,092,205
STADA Arzneimittel AG	25,000	862,055
		2,403,375
Industrials 6.6%
Aerospace & Defense 0.5%
United Technologies Corp.	5,800	531,338
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	8,754	590,282
Building Products 1.1%
Advanced Drainage Systems, Inc.	24,500	696,045
Armstrong World Industries, Inc.	9,700	539,417
		1,235,462
Construction & Engineering 1.1%
Hochtief AG	14,200	1,195,537
Machinery 1.8%
FreightCar America, Inc.	9,000	193,950
IMI PLC	40,000	635,774
Sulzer AG (Registered)	7,000	715,115
Wartsila Oyj Abp	10,500	432,785
		1,977,624
Professional Services 1.1%
Bureau Veritas SA	55,000	1,256,869
Road & Rail 0.5%
Hertz Global Holdings, Inc.	32,850	605,426
Information Technology 9.9%
Communications Equipment 1.1%
Telefonaktiebolaget LM Ericsson "B"	124,500	1,220,142
Internet Software & Services 0.2%
RealNetworks, Inc.	62,500	270,625
Semiconductors & Semiconductor Equipment 3.8%
Aixtron SE	55,000	353,141
Analog Devices, Inc.	3,500	195,510
ASML Holding NV	12,000	1,100,607
Cypress Semiconductor Corp.	29,700	297,000
Intel Corp.	23,233	663,070
STMicroelectronics NV	145,000	1,054,870
Texas Instruments, Inc.	11,950	571,688
		4,235,886
Software 3.8%
Autodesk, Inc.	14,042	656,464
Cadence Design Systems, Inc.	10,300	206,206
Fortinet, Inc.	13,406	564,929
Gemalto NV	8,000	576,257
SAP SE	15,000	1,009,253
ServiceNow, Inc.	8,114	575,769
Tableau Software, Inc. "A"	7,500	706,275
		4,295,153
Technology Hardware, Storage & Peripherals 1.0%
EMC Corp.	44,900	1,116,663
Materials 1.7%
Chemicals 0.8%
BASF SE	11,000	887,532
Metals & Mining 0.9%
Allegheny Technologies, Inc.	23,400	451,854
Nucor Corp.	12,360	535,064
		986,918
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.8%
Orange SA	50,000	792,869
TeliaSonera AB	220,000	1,239,333
		2,032,202
Utilities 4.9%
Electric Utilities 1.7%
Eversource Energy	4,010	189,432
Fortum Oyj	65,000	1,060,437
OGE Energy Corp.	5,768	161,735
WEC Energy Group, Inc.	10,419	496,481
		1,908,085
Independent Power & Renewable Eletricity Producers 1.6%
AES Corp.	97,663	1,171,956
Drax Group PLC	150,000	667,434
		1,839,390
Multi-Utilities 1.6%
National Grid PLC	85,194	1,126,329
RWE AG	40,000	601,621
		1,727,950
Total Common Stocks Sold Short (Proceeds $92,308,075)		84,959,400

Rights Sold Short 0.1%
Consumer Staples
Safeway Casa Ley, Expiration Date 1/30/2018	52,997	53,787
Safeway PDC LLC, Expiration Date 1/30/2017	52,997	2,586
Total Rights Sold Short (Proceeds $56,373)		56,373
Total Position Sold Short (Proceeds $92,364,448)		85,015,773

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

*** Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of August 31, 2015.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2015 amounted to $19,191,436, which is 17.1% of net assets.

(b) All or a portion of these securities are pledged as collateral for short sales.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SDR: Swedish Depositary Receipt

As of August 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
GBP	900,000	USD	1,406,298	9/8/2015	25,302	State Street Bank & Trust Co.
NOK	4,500,000	USD	546,083	9/8/2015	2,170	State Street Bank & Trust Co.
USD	4,255,640	EUR	3,800,000	9/8/2015	8,890	State Street Bank & Trust Co.
USD	1,412,554	DKK	9,600,000	9/8/2015	30,961	State Street Bank & Trust Co.
USD	671,646	SEK	5,800,000	9/8/2015	13,527	State Street Bank & Trust Co.
Total unrealized appreciation					80,850
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CHF	700,000	USD	723,813	9/8/2015	(472)	State Street Bank & Trust Co.
EUR	7,790,000	USD	8,554,080	9/8/2015	(188,208)	State Street Bank & Trust Co.
Total unrealized depreciation					(188,680)
Currency Abbreviations
CHF Swiss Franc DKK Danish Krone EUR Euro GBP Great British Pound NOK Norwegian Krone SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$ 48,060,260	$ 41,766,760	$ —	$ 89,827,020
Preferred Stock	—	1,046,510	—	1,046,510
Closed-End Investment Company	—	1,470,028	—	1,470,028
Corporate Bond	—	5,005,350	—	5,005,350
Government & Agency Obligations	—	7,004,804	—	7,004,804
Short-Term U.S. Treasury Obligations	—	34,995,078	—	34,995,078
Short-Term Investments (e)	29,617,842	—	—	29,617,842
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	80,850	—	80,850
Total	$ 77,678,102	$ 91,369,380	$ —	$ 169,047,482
Liabilities	Level 1	Level 2	Level 3	Total

Common Stocks Sold Short, at Value (e)	$ (45,458,936)	$ (39,500,464)	$ —	$ (84,959,400)
Rights Sold Short, at Value	—	—	(56,373)	(56,373)
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	(188,680)	—	(188,680)
Total	$ (45,458,936)	$ (39,689,144)	$ (56,373)	$ (85,204,453)

There have been no transfers between fair value measurement levels during the year ended August 31, 2015.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $139,292,240) — including $19,191,436 of securities loaned	$ 139,348,790
Investment in Daily Assets Fund Institutional (cost $19,682,368)*	19,682,368
Investment in Central Cash Management Fund (cost $9,935,474)	9,935,474
Total investments in securities, at value (cost $168,910,082)	168,966,632
Cash	10,000
Foreign currency, at value (cost $1,033,142)	1,032,548
Deposit with broker for securities sold short	47,103,750
Receivable for Fund shares sold	358,366
Dividends receivable	71,717
Interest receivable	13,326
Unrealized appreciation on forward foreign currency exchange contracts	80,850
Foreign taxes recoverable	39,194
Other assets	12,236
Total assets	217,688,619
Liabilities
Payable upon return of securities loaned	19,682,368
Payable for securities sold short, at value (proceeds of $92,364,448)	85,015,773
Payable for Fund shares redeemed	112,913
Unrealized depreciation on forward foreign currency exchange contracts	188,680
Dividends payable for securities sold short	107,939
Accrued management fee	124,256
Accrued Trustees' fee	2,562
Other accrued expenses and payables	227,797
Total liabilities	105,462,288
Net assets, at value	$ 112,226,331

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2015 (continued)
Net Assets Consist of
Accumulated net investment loss	(1,539,046)
Net unrealized appreciation (depreciation) on: Investments	56,550
Securities sold short	7,348,675
Foreign currency	(108,497)
Accumulated net realized gain (loss)	(8,080,815)
Paid-in capital	114,549,464
Net assets, at value	$ 112,226,331
Net Asset Value
Class A Net Asset Value and redemption price per share ($7,126,877 ÷ 846,143 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.42
Maximum offering price per share (100 ÷ 94.25 of $8.42)	$ 8.93

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,068,298 ÷ 768,762 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 7.89
Class S Net Asset Value, offering and redemption price per share ($36,714,682 ÷ 4,303,594 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.53
Institutional Class Net Asset Value, offering and redemption price per share ($62,316,474 ÷ 7,233,308 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $154,335)	$ 3,089,586
Interest	75,656
Income distributions — Central Cash Management Fund	7,760
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	68,396
Total income	3,241,398
Expenses: Management fee	2,165,656
Administration fee	173,253
Services to shareholders	141,972
Distribution and service fees	102,845
Custodian fee	74,930
Professional fees	82,410
Reports to shareholders	70,826
Registration fees	55,353
Trustees' fees and expenses	9,052
Interest expense on securities sold short	849,975
Dividend expense on securities sold short	2,361,995
Other	34,578
Total expenses before expense reductions	6,122,845
Expense reductions	(75,973)
Total expenses after expense reductions	6,046,872
Net investment income (loss)	(2,805,474)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	11,738,848
Securities sold short	(10,400,064)
Futures	(3,733,843)
Foreign currency	2,367,954
(27,105)
Change in net unrealized appreciation (depreciation) on: Investments	(11,274,421)
Securities sold short	13,707,873
Futures	313,017
Foreign currency	(179,682)
2,566,787
Net gain (loss)	2,539,682
Net increase (decrease) in net assets resulting from operations	$ (265,792)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2015	2014
Operations: Net investment income (loss)	$ (2,805,474)	$ (6,082,390)
Net realized gain (loss)	(27,105)	909,627
Change in net unrealized appreciation (depreciation)	2,566,787	3,518,076
Net increase (decrease) in net assets resulting from operations	(265,792)	(1,654,687)
Distributions to shareholders from: Net realized gains: Class A	—	(3,523,429)
Class C	—	(1,579,208)
Class S	—	(7,272,407)
Institutional Class	—	(24,889,392)
Total distributions	—	(37,264,436)
Fund share transactions: Proceeds from shares sold	14,250,544	65,355,151
Reinvestment of distributions	—	36,226,112
Payments for shares redeemed	(134,407,669)	(208,236,576)
Net increase (decrease) in net assets from Fund share transactions	(120,157,125)	(106,655,313)
Increase (decrease) in net assets	(120,422,917)	(145,574,436)
Net assets at beginning of period	232,649,248	378,223,684
Net assets at end of period (including accumulated net investment loss of $1,539,046 and $3,209,448, respectively)	$ 112,226,331	$ 232,649,248

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended August 31,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.43	$ 9.61	$ 9.49	$ 9.49	$ 9.48
Income (loss) from investment operations: Net investment income (loss)[a]	(.15)	(.19)	(.18)	(.21)	(.19)
Net realized and unrealized gain (loss)	.14	.10	.30	.21	.28
Total from investment operations	(.01)	(.09)	.12	.00	.09
Less distributions from: Net realized gains	—	(1.09)	—	—	(.08)
Net asset value, end of period	$ 8.42	$ 8.43	$ 9.61	$ 9.49	$ 9.49
Total Return (%)[b]	(.12)[c]	(1.03)[c]	1.26[c]	.00[c]	1.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	14	43	60	82
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.78	3.69	3.78	3.83	3.56
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.65	3.60	3.76	3.77	3.56
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.80	1.80	1.77	1.75	1.79
Ratio of net investment income (loss) (%)	(1.80)	(2.14)	(1.91)	(2.25)	(2.04)
Portfolio turnover rate (%)	201	347	496	597	481
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.
	Years Ended August 31,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.96	$ 9.20	$ 9.15	$ 9.22	$ 9.29
Income (loss) from investment operations: Net investment income (loss)[a]	(.20)	(.24)	(.25)	(.27)	(.25)
Net realized and unrealized gain (loss)	.13	.09	.30	.20	.26
Total from investment operations	(.07)	(.15)	.05	(.07)	.01
Less distributions from: Net realized gains	—	(1.09)	—	—	(.08)
Net asset value, end of period	$ 7.89	$ 7.96	$ 9.20	$ 9.15	$ 9.22
Total Return (%)[b]	(.88)[c]	(1.69)[c]	.55[c]	(.76)[c]	.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	10	17	19	24
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.53	4.43	4.54	4.54	4.31
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.40	4.35	4.53	4.52	4.31
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.55	2.55	2.54	2.50	2.54
Ratio of net investment income (loss) (%)	(2.53)	(2.89)	(2.69)	(2.99)	(2.78)
Portfolio turnover rate (%)	201	347	496	597	481
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.
	Years Ended August 31,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.53	$ 9.69	$ 9.55	$ 9.54	$ 9.51
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)	(.18)	(.18)	(.19)	(.17)
Net realized and unrealized gain (loss)	.14	.11	.32	.20	.28
Total from investment operations	.00	(.07)	.14	.01	.11
Less distributions from: Net realized gains	—	(1.09)	—	—	(.08)
Net asset value, end of period	$ 8.53	$ 8.53	$ 9.69	$ 9.55	$ 9.54
Total Return (%)[b]	.00	(.92)	1.47	.10	1.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	56	84	77	61
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.61	3.59	3.69	3.64	3.41
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.50	3.45	3.63	3.61	3.35
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.65	1.65	1.64	1.59	1.58
Ratio of net investment income (loss) (%)	(1.64)	(2.01)	(1.90)	(2.05)	(1.82)
Portfolio turnover rate (%)	201	347	496	597	481
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
	Years Ended August 31,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.60	$ 9.76	$ 9.60	$ 9.58	$ 9.53
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)	(.17)	(.16)	(.18)	(.16)
Net realized and unrealized gain (loss)	.15	.10	.32	.21	.29
Total from investment operations	.02	(.07)	.16	.03	.13
Less distributions from: Net investment income	—	—	—	(.01)	—
Net realized gains	—	(1.09)	—	—	(.08)
Total distributions	—	(1.09)	—	(.01)	(.08)
Net asset value, end of period	$ 8.62	$ 8.60	$ 9.76	$ 9.60	$ 9.58
Total Return (%)	.23[b]	(.69)	1.67	.28	1.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	152	235	238	197
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.41	3.32	3.43	3.46	3.20
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.40	3.32	3.43	3.46	3.20
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.55	1.52	1.44	1.44	1.43
Ratio of net investment income (loss) (%)	(1.53)	(1.87)	(1.66)	(1.89)	(1.67)
Portfolio turnover rate (%)	201	347	496	597	481
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Diversified Market Neutral Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices, and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. State Street Bank and Trust, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended August 31, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2015, the Fund had $7,202,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

In addition, from January 1, 2015 through August 31, 2015, the Fund elected to defer qualified late year losses of approximately $1,443,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, investments in futures, investments in passive foreign investment companies, investments in short sales and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (7,202,000)
Net unrealized appreciation (depreciation) on investments	$ (536,756)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2015	2014
Distributions from long-term capital gains	$ —	$ 37,264,436

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2015, the Fund entered into futures contracts as a substitute for direct investment in a particular market or to maintain full short exposure.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of August 31, 2015. For the year ended August 31, 2015, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $30,415,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended August 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $7,488,000 to $32,085,0000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $187,000 to $6,340,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 80,850
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ (188,680)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (3,733,843)	$ (3,733,843)
Foreign Exchange Contracts (b)	3,147,656	—	3,147,656
	$ 3,147,656	$ (3,733,843)	$ (586,187)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 313,017	$ 313,017
Foreign Exchange Contracts (b)	(302,994)	—	(302,994)
	$ (302,994)	$ 313,017	$ 10,023

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of August 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank & Trust Co.	$ 80,850	$ (80,850)	$ —	$ —
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank & Trust Co.	$ 188,680	$ (80,850)	$ —	$ 107,830

C. Purchases and Sales of Securities

During the year ended August 31, 2015, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $151,605,574 and $239,631,010, respectively. Purchases to cover securities sold short and securities sold short aggregated $167,844,630 and $117,598,112, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective May 11, 2015, Henderson Alternative Investment Advisor Limited ("Henderson") no longer serves as sub-advisor with respect to a portion of the Fund's assets and DIMA has reallocated the Fund's assets previously delegated to Henderson among the one sub-advised sleeve managed by GAM International Management Limited ("GAM") and the one sleeve managed by the Advisor. Each investment management team employs different market neutral investment strategies when managing the assets of the fund allocated to it. GAM is paid by the Advisor, not the Fund, for the services it provides to the Fund. Prior to May 11, 2015, Henderson was paid by DIMA, not the Fund, for the services it provided to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

Accordingly, for the year ended August 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 1.25% of the Fund's average daily net assets.

For the period from September 1, 2014 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:

Class A	1.80%
Class C	2.55%
Class S	1.65%
Institutional Class	1.55%

For the year ended August 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 11,745
Class C	9,959
Class S	50,111
Institutional Class	4,158
$ 75,973

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2015, the Administration Fee was $173,253, of which $9,717 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2015
Class A	$ 2,238	$ 377
Class C	695	117
Class S	3,910	621
Institutional Class	7,737	1,123
	$ 14,580	$ 2,238

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2015
Class C	$ 59,798	$ 3,955

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2015	Annual Rate
Class A	$ 23,123	$ 4,828.25%
Class C	19,924	4,089.25%
	$ 43,047	$ 8,917

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2015 aggregated $248.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2015, the CDSC for Class C shares aggregated $938. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2015, DDI received $216 for Class A shares.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $24,924, of which $10,885 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2015, Deutsche Select Alternative Allocation Fund and Deutsche Alternative Asset Allocation VIP held approximately 38% and 11% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2015.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	258,198	$ 2,174,369	989,917	$ 8,834,649
Class C	18,691	147,321	167,647	1,469,720
Class S	1,193,679	10,147,826	4,149,212	37,248,253
Institutional Class	207,799	1,781,028	1,960,783	17,802,529
		$ 14,250,544		$ 65,355,151
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	411,807	$ 3,500,361
Class C	—	—	174,461	1,407,903
Class S	—	—	751,628	6,456,488
Institutional Class	—	—	2,870,827	24,861,360
		$ —		$ 36,226,112
Shares redeemed
Class A	(1,128,162)	$ (9,492,366)	(4,118,610)	$ (36,757,330)
Class C	(559,767)	(4,423,496)	(870,580)	(7,571,752)
Class S	(3,469,836)	(29,514,703)	(6,978,473)	(63,798,503)
Institutional Class	(10,598,032)	(90,977,104)	(11,272,075)	(100,108,991)
		$ (134,407,669)		$ (208,236,576)
Net increase (decrease)
Class A	(869,964)	$ (7,317,997)	(2,716,886)	$ (24,422,320)
Class C	(541,076)	(4,276,175)	(528,472)	(4,694,129)
Class S	(2,276,157)	(19,366,877)	(2,077,633)	(20,093,762)
Institutional Class	(10,390,233)	(89,196,076)	(6,440,465)	(57,445,102)
		$ (120,157,125)		$ (106,655,313)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and the Shareholders of Deutsche Diversified Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Diversified Market Neutral Fund (one of the funds constituting the Deutsche Market Trust (the Fund)), as of August 31, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Diversified Market Neutral Fund (one of the funds constituting The Deutsche Market Trust) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 29, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2015 to August 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 1,007.20	$ 1,003.80	$ 1,008.30	$ 1,008.20
Expenses Paid per $1,000*	$ 21.70	$ 25.46	$ 20.96	$ 20.50
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 1,003.58	$ 999.80	$ 1,004.34	$ 1,004.79
Expenses Paid per $1,000*	$ 21.67	$ 25.40	$ 20.92	$ 20.47

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Diversified Market Neutral Fund†	4.29%	5.04%	4.14%	4.05%

† Includes interest and dividend expense on securities sold short of 2.49% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Diversified Market Neutral Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Henderson Alternative Investment Advisor Limited ("Henderson") in September 2014.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and Henderson’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and Henderson provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund is sub-advised, the Board also requested and received information regarding DIMA’s oversight of the sub-advisors, including Henderson. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue different investment programs as compared to that pursued by the Fund.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). With respect to the sub-advisory fee paid to Henderson, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also observed that the Lipper expense universe for the Fund included funds that pursue different investment programs as compared to that pursued by the Fund. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and Henderson.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board did not consider the profitability of Henderson with respect to the Fund. The Board noted that DIMA pays Henderson’s fee out of its management fee, and its understanding that Henderson’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Henderson and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and Henderson and their affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and Henderson related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and Henderson related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisors’ compliance programs and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Sub-Advisory Agreement

Board Consideration of Fund's Sub-Advisory Agreement. The Board, including the Independent Board Members, approved the Sub-Advisory Agreement (the "Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and GAM International Management Limited ("GAM" or the "Sub-Adviser") on behalf of DWS Diversified Market Neutral Fund (now known as Deutsche Diversified Market Neutral Fund) (the "Fund"), at an in-person meeting held in May 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In May 2014, all of the Fund’s Board Members were independent of DIMA and its affiliates.

— The Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to select sub-advisers to manage all or a portion of the Fund’s assets without obtaining shareholder approval.

— The Board Members met privately with their independent counsel to discuss the Agreement.

In connection with its review of the Agreement, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of sub-advisory services to be provided under the Agreement. The Board reviewed information regarding the experience and skill of the Sub-Adviser’s investment personnel, the resources made available to such personnel and the organizational depth and stability of the Sub-Adviser. The Board also reviewed information regarding the Sub-Adviser’s investment process and performance managing the investment strategy to be implemented on behalf of the Fund. The Board also considered that DIMA would provide ongoing oversight of the Sub-Adviser’s services to the Fund, including monitoring the Sub-Adviser’s investment activities and performance. Finally, the Board considered DIMA’s recommendation that the Sub-Adviser be engaged as a sub-adviser to the Fund.

The Board concluded that the nature, quality and extent of services to be provided by the Sub-Adviser are expected to be satisfactory.

Fees and Expenses. The Board considered the proposed fee schedule for the Sub-Adviser. The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund, and that as a result would not affect the management fees paid by the Fund or the Fund’s total operating expenses. The Board also considered the sub-advisory fee rate proposed to be charged by the Sub-Adviser with respect to the Fund as compared to the sub-advisory fee rates charged by the other sub-advisers to the Fund and as compared to fees charged by the Sub-Adviser for similar client accounts.

On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Sub-Adviser.

Profitability. The Board did not consider the estimated profitability of the Sub-Adviser with respect to the Fund. The Board noted that DIMA will pay the Sub-Adviser’s fee out of its management fee, and its understanding that GAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefited from any economies of scale as part of its annual review of the Fund’s management contract. As noted above, the Board considered that DIMA will pay the Sub-Adviser’s fee out of its management fee, and its understanding that GAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Other Benefits to the Sub-Adviser and Its Affiliates. The Board considered the possibility that the Sub-Adviser and its affiliates could derive indirect benefits as a result of the sub-advisory relationship. The Board considered potential benefits to the Sub-Adviser related to brokerage and incidental public relations benefits to the Sub-Adviser related to Fund advertising. The Board concluded that the proposed sub-advisory fees were reasonable in light of these potential fallout benefits.

Compliance. The Board considered the Sub-Adviser’s compliance program and resources. The Board also considered that DIMA would oversee the Sub-Adviser’s compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

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Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	25159K 861	25159K 838	25159K 846	25159K 853
Fund Number	496	796	2096	592

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DDMNF-2
(R-023087-5 10/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche diversified market neutral fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$58,472	$0	$5,950	$0
2014	$56,879	$0	$5,667	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$498,574	$3,642,017
2014	$0	$266,072	$6,090,049

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$5,950	$4,140,591	$880,336	$5,026,877
2014	$5,667	$6,356,121	$411,123	$6,772,911

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Diversified Market Neutral Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2015